UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2004

Date of Report (Date of earliest event reported)

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9244 Balboa Avenue, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 503-3300

Item 12. Results of Operations and Financial Condition.

On July 27, 2004, Maxwell Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the three-month period ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: July 27, 2004	By:	/s/ Richard D. Balanson Richard D. Balanson President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Maxwell Technologies, Inc. on July 27, 2004

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